EXHIBIT 99.1

Camber Energy Regains Compliance with Continued Listing Standards

HOUSTON, TX / ACCESSWIRE / March 26, 2024 -- Camber Energy, Inc. (NYSE American: CEI) (“Camber” or the “Company”), is pleased to announce the Company received a letter from the NYSE American LLC (the “Exchange”) advising that the Company is back in compliance with all of the Exchange’s continued listing standards set forth in Part 10 of the NYSE American Company Guide (“Company Guide”). Specifically, the Company has resolved the continued listing deficiency with respect to Sections 1003(a)(i),(ii) and (iii) of the Company Guide referenced in the Exchange’s letter dated April 12, 2023 since it demonstrated compliance with the continued listing standards for a period of two consecutive quarters pursuant to Section 1009(f) of the Company Guide.

Additional details regarding the communication from the Exchange were included in, and the description above is qualified in its entirety by Camber’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 26, 2024, which is available under “investors” – “SEC filings” at www.camber.energy.

About Camber Energy, Inc.

Camber Energy, Inc. is a growth-oriented diversified energy company. Through its wholly-owned subsidiary, Viking Energy Group, Inc., Camber: (i) provides custom energy & power solutions to commercial and industrial clients in North America; (ii) holds an exclusive license in Canada to a patented carbon-capture system; and (iii) has a majority interest in: (a) an entity with intellectual property rights to a fully developed, patented, ready-for-market proprietary Medical & Bio-Hazard Waste Treatment system using Ozone Technology; and (b) entities with the intellectual property rights to fully developed, patent pending, ready-for-market proprietary Electric Transmission and Distribution Open Conductor Detection Systems. For more information, please visit the company's website at www.camber.energy.

Forward-Looking Statements

This press release may contain forward-looking information within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Any statements that are not historical facts contained in this press release are "forward-looking statements", which statements may be identified by words such as "expects," "plans," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the fluctuation of global economic conditions or economic conditions with respect to the oil and gas industry, the COVID-19 pandemic, the performance of management, actions of government regulators, vendors, and suppliers, our cash flows and ability to obtain financing, competition, general economic conditions and other factors that are detailed in Camber's filings with the Securities and Exchange Commission. We intend that all forward-looking statements be subject to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995.

Camber cautions that the foregoing list of important factors is not complete, any forward-looking statement speaks only as of the date on which such statement is made, and Camber does not undertake to update any forward-looking statements that it may make, whether as a result of new information, future events or otherwise, except as required by applicable law. All subsequent written and oral forward-looking statements attributable to Camber or any person acting its behalf are expressly qualified in their entirety by the cautionary statements referenced above.

Contact Information

Investors and Media:

Tel. 281.404.4387

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